                                   EXHIBIT 5

                              FORM OF APPLICATION

CANADA LIFE                                           VARIFUND PREMIUM PLUS/TM/
INSURANCE COMPANY OF AMERICA                                    APPLICATION FOR
P.O. Box 105662                     FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY
Atlanta, GA  30348-5662          (FOR ALL STATES EXCEPT AZ, AR, CO, FL, KY, NJ,
(800) 905-1858                    NY, OH, OR, PA AND WA)
=====================================  =========================================
1.  Owner's (Applicants)               4. Replacement
=====================================  =========================================
Name*________________________________   Will this Annuity replace or change any
     First     Middle     Last          other insurance or annuity?
                                        [_]No [_]Yes Company____________________
                                                     Policy No._________________
                                              (Please attach replacement forms.)
                                        ========================================
Address______________________________   5. Annultants (if different from Owner)
        Street                          ========================================
_____________________________________   Name*___________________________________
     City      State      Zip                First     Middle     Last

Sex [_]M  [_]F [_]Other                 Address_________________________________
Date of Birth _______________________           Street
                Month   Day   Year      ________________________________________
                                                City      State       Zip
Daytime Phone Number (  )____________   Sex [_]M [_]F

__ __ __ __ __ __ __ __ __              Date of Birth___________________________
Social Security Number     or                           Month    Day    Year

__ __ __ __ __ __ __ __ __              __ __ __ __ __ __ __ __ __
     Tax ID Number                        Social Security Number
Client Brokerage Acct.:#
(If applicable)______________________
=====================================
Joint Owner (Optional)                  ========================================
Name*________________________________   Joint-Annultant (Optional)
     First     Middle     Last
Sex [_]M  [_]F [_]Other                 Name*___________________________________
Date of Birth _______________________        First     Middle     Last
                Month   Day   Year
                                        Sex [_]M [_]F
__ __ __ __ __ __ __ __ __              Date of Birth___________________________
Social Security Number     or                           Month    Day    Year

__ __ __ __ __ __ __ __ __              __ __ __ __ __ __ __ __ __
     Tax ID Number                        Social Security Number

=====================================  =========================================
2.  Benefactors                        6.  My Investment
=====================================  =========================================
Enclose signed letter if more infor-   Allocate payment with application of
mation is required.                    $__________ as indicated below (MUST
                                       TOTAL 100%)
1. Name*_____________________________
        First     Middle     Last      ____% CLASF International Equity 10/30
__ __ __ __ __ __ __ __ __             ____% CLASF Money Market         11/51
Social Security Number     or          ____% CLASF Managed              12/32
                                       ____% CLASF Bond                 13/33
__ __ __ __ __ __ __ __ __             ____% CLASF Value Equity         14/34
     Tax ID Number                     ____% CLASF Capital              15/35
Relationship_________________________  ____% Fidelity Asset Mgr         18/38
Percentage____________%                ____% Fidelity Compsfund         15/72
                                       ____% Fidelity Growth            17/37
1. Name*_____________________________  ____% Fidelity Growth Opps.      13/73
        First     Middle     Last      ____% Fidelity High Income       18/38
__ __ __ __ __ __ __ __ __             ____% Fidelity Index 500         20/40
Social Security Number     or          ____% Fidelity Overseas          18/38
                                       ____% Goldman Sachs Cap'l Gr.
__ __ __ __ __ __ __ __ __             ____% Goldman Sachs Glb. Inc.
     Tax ID Number                     ____% Alger Growth               83/93
Relationship_________________________  ____% Alger Leverage AllCap      85/95
Percentage____________%                ____% Alger Small Cap            82/92
=====================================  ____% Berger/BIAM IPT Inter'l    68/98
Contingent Beneficiary                 ____% Berger/BIAM Small Co. Gro. 89/98
                                       ____% Dreyfus Cap'l Appreciation 45/47
Name*________________________________  ____% Dreyfus Growth & Income    00/90
     First     Middle     Last         ____% Dreyfus Social Respon.     81/91
                                       ____% Montgomery Energ. Mkts.    86/98
__ __ __ __ __ __ __ __ __             ____% Montgomery Growth          87/97
Social Security Number     or          ____% Sellgman Comm & Info.      50/70
                                       ____% Sellgman Frontier          51/71
__ __ __ __ __ __ __ __ __             ____% Goldman CORE US Eqty.
     Tax ID Number                     ____% Goldman Sachs Gr. & Inc.
Relationship_________________________  ________________________________________
Percentage____________%                Fixed Account Options (May not be
=====================================  available in all states)
3.  Type of Account (Must be           ____% 1 Yr. (301)  ____% 5 Yr. (305)
    Completed)                         ____% 3 Yr. (303)  ____% 7 Yr. (307)
=====================================  ____% 10 Yr.(310)
IRA:  [_] Traditional                 _________________________________________
      [_] Roth                        =========================================
      [_] Simple                      7. Pre Authorized Check (PAC)
      [_] SEP                         =========================================
IRA Transfer/Rollover?                I authorized the Company to collect
[_]Yes [_]No  IRA Tax Year is_______  $______ (MINIMUM) $100/$50-IRA)
[_]401(k) [_]487 [_]Non-Qualified     starting on _______________ by initiating
[_]403(b) [_]Keogh (HR-1D)            electronic debit entries to my account.
[_]Other_________                     Select One: [_] Checking (attached voided
                                                      check)
                                                  [_] Savings (attach deposit
                                                      slip)
*Unless subsequently changed in       If start date is not indicated, this
accordance with terms of Policy       option will commence 30 days from issue
issued.                               date. The option is not available on the
                                      29th, 30th or 31st day of each month.
                                      =========================================
                                      8. For Agents Only
                                      =========================================
                                      Questions? Contact either your broker/
                                      dealer or Canada Life at (800) 905-1959.

                                      [_] Option A (No Trail)
                                      [_] Option B (Trail)
                                      [_] Option C (Trail)
                                      [_] Option D (Trail)

9. Service Option

BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE TO ANY AUTHORIZATION AS FOLLOWS 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTIONS(S).

I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS.

================================================================================
================================================================================
[       ] Telephone Transfer Authorization

I/We authorize the Company to act on transfer instructions given by telephone from any person who can furnish identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability, or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization. I/We accept and will comply with the procedures established by the Company from time to time.
================================================================================
================================================================================
[       ] Dollar Cost Averaging*

I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $              From                    Start Date
           ------------      ------------------            ---------------------

Stop Date               or Number of Transfers                         on a
          -------------                        -----------------------


[ ] Monthly     [ ] Quarterly     [ ] Semi-Annually       [ ] Annually

Transfer above amount to (please use numeric codes listed in Section 6):

----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
================================================================================
================================================================================
[       ] Systematic Withdrawal Privilege (SWP)*

I/We hereby authorize the Company to initiate withdrawals from my Policy via Electronic Funds Transfer, as indicated below.

Select One: [ ] Checking (attach voided check) [ ] Savings (attach deposit slip)

Withdrawal: [ ] Maximum amount allowed without incurring a Surrender
Charge, or $                 , to start on                /          /
             ---------------               -------------------------------------
                                                Month         Day        Year

Withdrawal From (please use numeric codes listed in Section 6):

----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
----------           ----------             ----------          ----------

Frequency of Withdrawal:[ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually

Please [ ] Withhold [ ] Do Not Withhold Federal Income Taxes. (If left blank, 10% of federal taxes will be automatically withheld).

NOTE: WITHDRAWALS FROM THE 3, 5, 7, AND 10 YEAR FIXED ACCOUNTS WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT.
================================================================================
================================================================================
[       ] Portfolio Rebalancing*

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing: [ ] Quarterly  [ ] Semi-Annually  [ ] Annually

10. Remarks

11. Signatures

Statement of Applicant: To the best of my knowledge and belief of the person(s) signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. It is agreed that the Policy will not take effect until the later of: 1) the Policy is issued; or 2) we receive at our Administrative Office the first premium required under the Policy. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/We acknowledge receipt of the effective prospectus(es) for the Policy. 3) I/We certify that the number shown on this form is my/our Social Security # or Taxpayer ID#. 4) The Policy I/We have applied for is suitable for my/our insurance investment objectives, financial situation, and needs.

I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

I/WE FURTHER UNDERSTAND THAT AMOUNTS TRANSFERRED, WITHDRAWN OR SURRENDERED UNDER THIS POLICY FROM THE 3,5,7 AND 10 YEAR FIXED ACCOUNTS MAY INCREASE OR DECREASE IN ACCORDANCE WITH A MARKET VALUE ADJUSTMENT DURING THE TERM PERIOD SPECIFIED IN THIS POLICY, SUBJECT TO THE MINIMUM VALUES DEFINED IN THIS POLICY.
[ ] I/We request the Statement of Additional Information


--------------------------------------------------------------------------------
Signed in (State)       Date Signed          Signature of         Signature of
                                            Owner/Applicant        Joint Owner


--------------------------------------------------------------------------------
Signature of                                 Signature of         Signature of
Applicant (if different                   Joint-Applicant (if    Irrevocable
from owner)                              different from Owner)   Beneficiary
                                                                (if designated)

Statement of Agent: I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the Policy herein applied for; and 3) to the best of my knowledge replacement [ ] is [ ] is not involved.

FOR CLAFS AGENTS ONLY: You MUST enclose a signed copy of the new CLIENT ACCOUNT WORKSHEET along with this application.


--------------------------------------------------------------------------------
Print Registered     Name of Firm                               Date Signed
Representative/Agent
Name

--------------------------------------------------------------------------------
Signature of Agent   Branch Address (if designated)

--------------------------------------------------------------------------------
Agent Number         State License ID Number Agent Phone Number Agent Fax Number

* If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th, or 31st day of each month.